UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2006

COLEY PHARMACEUTICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51472	06-1506689
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

93 Worcester Street, Suite 101

Wellesley, MA 02481

(781) 431-9000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2006, the Compensation Committee of the Board of Directors of Coley Pharmaceutical Group, Inc. (the “Company”) set bonuses for the fiscal year ended December 31, 2005 (“Fiscal 2005”) and salaries for the fiscal year ending December 31, 2006 (“Fiscal 2006”) for the named executive officers of the Company as follows:

Named Executive	Position	Fiscal 2005 Bonus	Fiscal 2006 Salary
Robert L. Bratzler, Ph.D.	President and Chief Executive Officer; Director	$200,000	$365,700
Arthur M. Krieg, M.D.	Senior Vice President, Research and Development; Chief Scientific Officer	$122,000	$280,370
Charles H. Abdalian, Jr.	Senior Vice President, Finance and Chief Financial Officer	$120,000	$275,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLEY PHARMACEUTICAL GROUP, INC.

Dated: January 20, 2006	By:	/s/ Charles H. Abdalian, Jr.
Charles H. Abdalian, Jr. Chief Financial Officer